UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AMERICAN REALTY CAPITAL PROPERTIES, INC.

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AMERICAN REALTY CAPITAL PROPERTIES, INC.
405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, June 4, 2013

April 30, 2013

To the Stockholders of American Realty Capital Properties, Inc.:

I am pleased to invite our stockholders to the 2013 Annual Meeting of Stockholders (“Annual Meeting”) of American Realty Capital Properties, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Tuesday, June 4, 2013 at The W New York, located at 541 Lexington Avenue, New York, NY 10022, commencing at 3:00 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect seven members to the Board of Directors; (ii) ratify the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2013; and (iii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Tuesday, April 23, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-827-0538.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr., President, Treasurer and Secretary

AMERICAN REALTY CAPITAL PROPERTIES, INC.

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AMERICAN REALTY CAPITAL PROPERTIES, INC.
405 Park Avenue — 15th Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement (this “Proxy Statement”) and our 2012 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Properties, Inc., a Maryland corporation (the “Company”), for use at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 15th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2012 Annual Report were first mailed to our stockholders on or about May 2, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Tuesday, June 4, 2013
This Proxy Statement and our 2012 Annual Report are available at http://www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held Tuesday, June 4, 2013 commencing at 3:00 p.m. at The W New York, located at 541 Lexington Avenue, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect seven directors for one-year terms expiring in 2014 and until their successors are duly elected and qualified;
2.	ratify the audit committee’s appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditor for 2013; and
3.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 23, 2013. As of the record date, 154,940,679 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-690-6903. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at http://www.proxyvote.com; or
•	by telephone, by calling 1-800-690-6903.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) election of the nominees for director named in the proxy; and (ii) ratification of the audit committee’s appointment of Grant Thornton as the Company’s independent auditor for 2013.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of votes cast at the meeting is required to ratify the audit committee’s appointment of Grant Thornton as the Company’s independent auditor for 2013. A majority of votes cast at the meeting shall be sufficient to approve any other matter which may properly come before the meeting, unless otherwise required by the Company’s charter (the “Charter”) or by statute. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $95,000, which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or other written communication to confirm his or her vote and asking the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500 or by mailing a request to us at 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at 1-877-827-0538.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning at 5:00 p.m., Eastern Time, on December 1, 2013 and ending at 5:00 p.m., Eastern Time, on December 31, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., President, Treasurer and Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2014 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2014 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND (II) THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2013. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING. NONE OF THE PROPOSALS, IF APPROVED, ENTITLE STOCKHOLDERS TO APPRAISAL RIGHTS UNDER MARYLAND LAW OR THE CHARTER.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by ARC Properties Advisors, LLC (the “Manager”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter provides that the number of directors shall be not less than the minimum number required by the Maryland General Corporation Law nor more than fifteen; provided, however, that the number of directors may be changed from time to time by resolution adopted by the affirmative vote of a majority of the Board. The number of directors on the Board is currently fixed at seven.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, William M. Kahane, Edward M. Weil, Jr., Leslie D. Michelson, Edward G. Rendell, Scott J. Bowman and Walter P. Lomax, Jr. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the seven nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Nicholas S. Schorsch	52	Chairman and Chief Executive Officer
Edward M. Weil, Jr.	46	President, Secretary, Treasurer and Director
William M. Kahane	65	Director
Leslie D. Michelson	62	Independent Director
Edward G. Rendell	69	Independent Director
Scott J. Bowman	56	Independent Director
Walter P. Lomax, Jr.	80	Independent Director

Business Experience of Nominees

Nicholas S. Schorsch

Nicholas S. Schorsch has been the chairman and chief executive officer of the Company since our formation in December 2010 and chief executive officer of the Manager since its formation in November 2010. Mr. Schorsch served as chairman of the board of directors of American Realty Capital Trust, Inc. (“ARCT”) until January 2013 when it completed its merger with Realty Income Corporation and, until March 2012, the chief executive officer of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of American Realty Capital New York Recovery REIT, Inc. (“NYRR”) since its formation in October 2009, and the NYRR property manager and the NYRR advisor since their formation in November 2009. Mr. Schorsch has served as the chief executive officer of the Phillips Edison-ARC Shopping Center REIT Inc. (“PE-ARC”) advisor since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of American

Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has served as chairman of the board and chief executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) since its formation in August 2010 and chief executive officer of the ARC HT advisor and property manager since their formation in August 2010. Mr. Schorsch has been chairman and the chief executive officer of Business Development Corporation of America (“BDCA”) since its formation in May 2010. Mr. Schorsch served as chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the American Realty Capital Advisors III, LLC (the “ARCT III Advisor”) and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with the Company in February 2013 (the “ARCT III Merger”). Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. He has also served as the chief executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV Advisor and the ARCT IV property manager since their formation in February 2012. February 2012. Mr. Schorsch has served as the chairman of the board of directors of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”) since its formation in October 2012. Mr. Schorsch has served as chairman of the board of directors of ARC Realty Finance Trust, Inc. (“ARC RFT”) since its formation in November 2012 and as chief executive officer of ARC RFT and the ARC RFT advisor since November 2012. Mr. Schorsch has as served as the chairman of the board of directors and chief executive officer of American Realty Capital Trust V, Inc. (“ARCT V”) since its formation in January 2013. Mr. Schorsch has served as chairman of the board of directors of RCS Capital Corporation (“RCS Capital”) since February 2013.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded real estate investment trust (“REIT”) (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate properties with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s current experience as chairman and chief executive officer, as applicable, of NYRR, PE-ARC, ARC RCA, ARC HT, ARC HT II, ARC DNAV, ARC Global, ARCT IV, ARCT V, RCS Capital and ARC RFT, his previous experience as president, chief executive officer and vice chairman of AFRT, as chairman and chief executive officer of ARCT and ARCT III and his significant real estate acquisition experience, make him well qualified to serve as our chairman of the Board of Directors.

Edward M. Weil, Jr.

Edward M. Weil, Jr. has served as a director of the Company since March 2012 and has served as an executive officer of the Company and the Manager since their formation in September 2010. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil has served as an executive officer of NYRR since its formation in October 2009, and the NYRR property manager and the NYRR advisor since their formation in November 2009. He has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil has served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in

August 2010. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of the ARCT III Merger in February 2013. Mr. Weil has served as an executive officer, and, beginning in March 2012, a director, of ARC DNAV, and has served as an executive officer of the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Weil has been a director and an executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Weil was appointed as a director of ARCT IV in January 2013. Mr. Weil has served as a director of ARCT V since its formation in January 2013 and as president, chief operating officer, treasurer and secretary of ARCT V, the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of ARC HT II, the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012. Mr. Weil served as the president, treasurer and secretary of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Weil has served as president, treasurer, secretary and a director of RCS Capital since February 2013. Mr. Weil has served as the executive vice president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has been the chief executive officer of Realty Capital Securities, LLC (“RC Securities”), since December 2010. Mr. Weil was formerly the senior vice president of sales and leasing for AFRT from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses. We believe that Mr. Weil’s current experience as a director and/or executive officer of NYRR, ARC RCA, ARC HT, ARC DNAV, ARC Global, ARCT IV, ARCT V, ARC HT II, RCS Capital and the BDCA advisor, his previous experience as senior vice president at AFRT, and as a director and executive officer of ARCT III and his real estate experience make him well qualified to serve on our Board of Directors.

William M. Kahane

Mr. Kahane was re-appointed as a director of the Company in February 2013. Mr. Kahane served as a director and executive officer of the Company and as an executive officer of the Manager from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010. He also had served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until March 2012. Mr. Kahane also has been a director of PE-ARC and the president, chief operating officer and treasurer of the PE-ARC advisor since their formation in December 2009. Mr. Kahane has served as a director of NYRR since its formation in October 2009 and had served as an executive officer of NYRR from October 2009 until March 2012 and as an executive officer of the NYRR advisor and property manager from their formation in November 2009 until March 2012. Mr. Kahane served as a director of ARC DNAV and an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT III from its formation in October 2010 until April 2012 and as an executive officer of the ARCT III Advisor and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of ARC HT since its formation in August 2010 and as president and chief operating officer of ARC HT, the ARC HT advisor and the ARC HT property manager from August 2010 until March 2012. Mr. Kahane was appointed as a director of ARC HT II in March 2013. Mr. Kahane also has been an interested director of BDCA since its formation in May 2010 and, until March 2012, was the president of BDCA.

Mr. Kahane also served as president and chief operating officer of the BDCA advisor from its formation in June 2010 until March 2012. Mr. Kahane has served as chief executive officer and a director of RCS Capital since February 2013. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008.

Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979. From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane served as a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A. from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current experience as a director of ARC RCA, ARC HT, BDCA, NYRR, PE-ARC, ARC HT II and RCS Capital, his prior experience as an executive officer and director of ARC DNAV, ARCT III, and ARCT, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate, make him well qualified to serve as a member of our Board of Directors.

Leslie D. Michelson

Leslie D. Michelson was appointed as an independent director of the Company in October 2012. Mr. Michelson was appointed as the lead independent director of ARC HT in January 2011 and lead independent director of ARC HT in July 2012 and ARC RFT in January 2013. Mr. Michelson also has served as an independent director of BDCA since January 2011. Mr. Michelson served as an independent director of ARC RCA from March 2012 until October 2012 and NYRR from October 2009 until August 2011. Mr. Michelson served as an independent director of ARCT until its merger with Realty Income Corporation was completed in January 2013. Since April 2007, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, which is retained by corporations and individuals to assist them in obtaining high quality care. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. (a publicly traded national mixed-use and retail developer) from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the audit committee of the board of directors for 5 years. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson had been a director of Molecular Insight Pharmaceuticals, a biotechnology company developing innovative diagnostic and therapeutic products for prostate cancer, from November 2011 to January 2013, Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, a AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001. Mr. Michelson is currently a director of Landmark Imaging, a privately held diagnostic imaging and treatment company and of Private Health Management, a retainer-based primary care medical practice management company. Also, since

June 2004 and through the present, he has been and is a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976. We believe that Mr. Michelson’s current experience as a director of ARC HT, ARC RFT and BDCA, his previous experience as a member of the board of directors of NYRR, ARC RCA, ARCT and Catellus Development Corp. and his legal education, make him well qualified to serve as a member of our Board of Directors.

Edward G. Rendell

Governor Rendell was re-appointed as an independent director of the Company in February 2013. Governor Edward G. Rendell also has served as an independent director of the Company from July 2011 until October 2012. Governor Rendell served as an independent director of ARC Global since March 2012, BDCA since January 2011 and ARCT III from March 2012 until the close of the ARCT III Merger in February 2013. Governor Rendell also served as an independent director of ARC RCA from July 2010 until March 2012 and from October 2012 until the present. Governor Rendell also served as an independent director of ARC HT from January 2011 until March 2012. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, he served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. He also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, he eliminated a $250 million deficit, balanced the city's budget and generated five consecutive budget surpluses. He was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986 he was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, he was a candidate for the mayor of Philadelphia. From 1988 through 1991, Governor Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Governor Rendell was an attorney at the law firm of Ballard Spahr. Governor Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School, his prior experience as an independent director of ARCT III and ARC HT. We believe that Governor Rendell’s current experience as a director of BDCA, ARC RCA and ARC Global and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.

Scott J. Bowman

Scott J. Bowman was appointed as an independent director of the Company in February 2013. Scott J. Bowman was appointed as an independent director of ARC Global in May 2012. Mr. Bowman also served as an independent director of ARCT III from February 2012 until ARCT III closed its merger with the Company in February 2013. Mr. Bowman also has served as a director of NYRR since August 2011. Mr. Bowman has over 20 years of experience in global brand and retail management in addition to retail store development. Mr. Bowman has served as the Group President of Global Retail and International Development at The Jones Group Inc. (NYSE: JNY) since June 2012. Mr. Bowman founded Scott Bowman Associates in May 2009 and has served as its chief executive officer since such time. Scott Bowman Associates provides global management, business development, retail market and network strategies, licensing, strategic planning and international strategy and operations support to leading retailers and consumer brands. From May 2005 until September 2008, Mr. Bowman served as president of Polo Ralph Lauren International Business Development where he was also a member of the executive committee and capital committee. From June 2007 until September 2008, Mr. Bowman served as chairman of Polo Ralph Lauren Japan. During his time with Polo Ralph Lauren, Mr. Bowman led the effort to transform the company’s business in Asia from a licensed structure to a direct, integrated subsidiary of Polo Ralph Lauren. The transformation included upgraded merchandising, marketing, store development processes, restructuring remaining partnership agreements as well as leading the effort to buy back control of key operating territories in Asia. From 2003 to 2005, Mr. Bowman served as founder and chief executive officer of Scott Bowman Associates International Retail Consultancy. From May 1998 until January 2003, Mr. Bowman served as an executive officer of two subsidiaries of LVMH Moet Hennessy Louis Vuitton. From February 2001 until January 2003, Mr. Bowman served as the chief executive officer of Marc Jacobs Int’l. From May 1998 until January 2001, he was the region president of Duty Free Shoppers. Mr. Bowman has been the chairman of the board of Colin Cowie Enterprises, a multi-platform digital events and lifestyle company, since its formation in March 2011. He was also a member of the boards of directors of Stuart Weitzman from February 2009 until April 2010 and The Health Back, a specialty and e-commerce retailer, from May 2004 until September 2007. Mr. Bowman received his B.A. from the State University of New York at Albany. We believe that Mr. Bowman’s current experience as an independent director of ARC Global and NYRR, his prior experience as an independent director of ARCT III and extensive experience in global brand and retail management and retail store development make him well qualified to serve as a member of our Board of Directors.

Walter P. Lomax, Jr.

Walter P. Lomax, Jr. has been an independent director of the Company since July 2011. Dr. Lomax has served as a member of the board of directors of ARC HT since January 2011 and an independent director of ARC DNAV since July 2011. Since September 2002, Dr. Lomax has served as the chairman of The Lomax Companies, the Lomax family’s investment office, which manages a global portfolio of private equity investments with a particular emphasis on venture capital and real estate. From September 1958 through September 1990, Dr. Lomax was engaged as a physician in private practice in Philadelphia, Pennsylvania. During this time, he grew his practice from a private single physician office into Lomax Medical Associates, a multi-site group practice consisting of over 20 physicians located in five separate locations. Lomax Medical Associates provided high quality care in traditionally underserved areas. In July 1982, Dr. Lomax established Lomax Health Systems, a management company concentrating exclusively on healthcare. In 1984, Lomax Health Systems won a medical services contract to recruit physicians and physician assistants to supplement Philadelphia’s staff in the prison system. In January 1990, Dr. Lomax formed Correctional Healthcare Solutions, which specialized in the management and delivery of health services to correctional facilities. At the time of its sale in July 2000, Correctional Healthcare Solutions was providing health care in 60 correctional facilities in 16 states. From July 1989 through September 2002, Dr. Lomax was the co-founder and vice chairman of AmeriChoice, Inc., a Medicaid HMO with licenses in Pennsylvania, New Jersey and New York. In September 2002, AmeriChoice was sold to United Health Group Company. We believe that Dr. Lomax’s current experience as a director of ARC HT and ARC DNAV and ongoing real estate investments on behalf of The Lomax Companies, make him well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. NICHOLAS S. SCHORSCH, EDWARD M. WEIL, JR., WILLIAM M. KAHANE, LESLIE D. MICHELSON, EDWARD G. RENDELL, SCOTT J. BOWMAN AND WALTER P. LOMAX, JR. AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2014 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We are externally managed and advised by the Manager. Pursuant to the terms of a management agreement between the Manager and us, the Manager provides us with our management team, appropriate support personnel and the resources of AR Capital, LLC (“ARC”) necessary for the implementation and execution of our business and growth strategies, including the acquisition of our properties. The Manager is wholly owned by ARC, which is indirectly majority owned and controlled by Mr. Nicholas S. Schorsch, our chairman and chief executive officer. The Board of Directors held a total of 22 meetings during the fiscal year ended December 31, 2012 and took action by written consent on 16 occasions. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served). All five of our then five directors attended the 2012 stockholders’ annual meeting. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all incumbent directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee, a compensation committee and a nominating and corporate governance committee. The Company does not currently have a conflicts committee. The Board of Directors carries out the responsibilities typically associated with conflicts committees.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as both our chairman of the Board and our chief executive officer. As chief executive officer, Mr. Schorsch is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the chief executive officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, Mr. Schorsch is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Board of Directors appointed Leslie D. Michelson as the lead independent director of the Company. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.

The Company’s management believes that having a majority of independent, experienced directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property and company acquisitions, incurrence and assumptions of debt and its oversight of the Company’s executive officers and the Manager, managing risks associated with independence of the members of the Board, and reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and ARC, any director, the Manager or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in July 2011. During 2012, the audit committee met 4 times.

The charter of audit committee is available to any shareholder who sends a request to American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at http://www.arcpreit.com under “Investor Relations — Governance Documents” by clicking on “Audit Committee Charter”. Our audit committee consists of Messrs. Leslie D. Michelson, who also serves as the chair of our audit committee, Edward G. Rendell, Scott J. Bowman and Walter P. Lomax, Jr. Each of the audit committee members is an independent director and “financially literate” under the meaning of the applicable rules of the NASDAQ Stock Market (“NASDAQ”), as well as under the meaning of the applicable (i) provisions set forth in the audit committee charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board has determined that Leslie D. Michelson is qualified as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC. The audit committee, in performing its duties, monitors:

•	the Company’s financial reporting process, auditing and internal control activities, including the integrity of our financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the performance of the Company’s independent and internal auditors, as applicable.

The audit committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

During the fiscal year ended December 31, 2012, all of the members of the audit committee voted to approve the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2012 is discussed below under the heading “Audit Committee Report.”

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2014 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 30 of this Proxy Statement.

Nominating and Corporate Governance Committee

The Board of Directors established a nominating and corporate governance committee in July 2011. During 2012, the nominating and corporate governance committee met three times.

Our nominating and corporate governance committee is comprised of Messrs. Leslie D. Michelson, Edward G. Rendell, Scott J. Bowman and Walter P. Lomax, Jr., each of whom is an independent director. Leslie D. Michelson is the chair of our nominating and corporate governance committee. The nominating and corporate governance committee was formed to establish and implement our corporate governance practices and to nominate individuals for election to the Board. The charter of the nominating and corporate governance committee is available to any shareholder who sends a request to American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022. The nominating and corporate governance committee charter is also available on the Company’s website at http://www.arcpreit.com under “Investor Relations — Governance Documents” by clicking on “Nominating and Corporate Governance Charter.” We have not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Our nominating and corporate governance committee will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2014 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

The nominating and corporate governance committee is responsible for the following:

•	providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;
•	overseeing the self-evaluation of the Board of Directors and the Board of Director’s evaluation of management;
•	periodically reviewing and, if appropriate, recommending to the Board of Directors changes to, our corporate governance policies and procedures; and
•	identifying and recommending to the Board of Directors potential director candidates for nomination.

In making its determinations, our nominating and corporate governance committee may consider such criteria as it deems appropriate, which may include, without limitation, a nominee’s:

º	personal and professional integrity, ethics and values;
º	experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;
º	experience in the Company’s industry and with relevant social policy concerns;
º	experience as a board member of another publicly held company;
º	academic expertise in an area of the Company’s operations;
º	diversity of both background and experience;
º	practical and mature business judgment, including ability to make independent analytical inquiries;
º	the nature of and time involved in a director’s service on other boards and/or committees; and
º	with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

Our nominating and corporate governance committee evaluates each nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Compensation Committee

The Board of Directors established a compensation committee on July 6, 2011. During 2012, the compensation committee met two times.

The charter of the compensation committee is available to any shareholder who sends a request to American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website at http://www.arcpreit.com under “Investor Relations — Governance Documents” by clicking on “Compensation Committee Charter.” Our compensation committee is comprised of our four independent directors. In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The principal functions of the compensation committee are to:

•	approve and evaluate all compensation plans, policies and programs as they affect the Company’s executive officers;
•	review and oversee management’s annual process, if any, for evaluating the performance of our senior officers and review and approve on an annual basis the remuneration of our senior officers;
•	oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of capital stock, the Manager’s Stock, restricted stock units, dividend equivalent shares and other equity-based awards;
•	assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and
•	determine from time to time the remuneration for our non-executive directors.

In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee to the extent consistent with the Company’s Charter, bylaws and any other applicable laws, rules and regulations.

Role of Executive Officers in the Compensation Process

Our officers provide input and recommendations to the compensation committee for the compensation paid to each of the Company’s directors. Our compensation committee considers these recommendations when determining salary, if any, awarding incentive compensation and setting incentive opportunities for the coming year. In addition, our chief financial officer analyzes the financial implications of various executive compensation plan designs. None of our current executive officers receive any compensation directly from us.

Independent Compensation Consultant

Our compensation committee has not engaged a compensation consultant in connection with director compensation and currently has no plans to engage a compensation consultant for such purpose at any time prior to making compensation decisions for 2014.

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. Instead, the entire Board of Directors, including our independent directors, is responsible for approving transactions, and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and ARC, any director, the Manager or their respective affiliates, on the other hand. The Board of Directors is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including ARC or the Manager and their subsidiaries.

During the fiscal year ended December 31, 2012, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Certain of the factors considered by the Board of Directors are set forth in the financial statements (including the notes thereto) and Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2012. The Board reviewed the material transactions between ARC, the Manager and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2012. The Board has determined that all our transactions and relationships with ARC, the Manager and their respective affiliates during the fiscal year ended December 31, 2012 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

Director Independence

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Leslie D. Michelson, Edward G. Rendell, Scott J. Bowman and Walter P. Lomax, Jr. have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of NASDAQ’s director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the listing standards for independence of NASDAQ. There are no familial relationship between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Edward M. Weil, President, Treasurer and Secretary. Mr. Weil will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation Discussion and Analysis

None of our current executive officers, Messrs. Nicholas S. Schorsch, Edward M. Weil, Jr, Peter M. Budko, Brian D. Jones and Brian S. Block, are employed by us or receive any compensation directly from us for the performance of their duties as executive officers of the Company. The Manager performs our day-to-day management functions. Our executive officers are all employees of the Manager. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Manager and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	52	Chairman and Chief Executive Officer
Edward M. Weil, Jr.	46	President, Treasurer, Secretary and Director
Peter M. Budko	53	Executive Vice President and Chief Investment Officer
Brian S. Block	41	Executive Vice President and Chief Financial Officer
Brian D. Jones	44	Chief Operating Officer
William M. Kahane	65	Director
Leslie D. Michelson	62	Independent Director
Edward G. Rendell	69	Independent Director
Scott J. Bowman	56	Independent Director
Walter P. Lomax, Jr.	80	Independent Director

Nicholas S. Schorsch

Please see “Business Experience of Nominees” on pages 5 – 6 for biographical information about Mr. Schorsch.

Edward M. Weil, Jr.

Please see “Business Experience of Nominees” on pages 5 – 7 for biographical information about Mr. Weil.

Peter M. Budko

Peter M. Budko has been the executive vice president and chief investment officer of the Company since its formation in December 2010 and the executive vice president and chief investment officer of the Manager since its formation in November 2010. Mr. Budko served as executive vice president and chief investment officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in 2007 through March 2012. Mr. Budko has also served as executive vice president and chief operating officer of NYRR since its formation in October 2009, and the NYRR property manager and the NYRR advisor since their formation in November 2009. Mr. Budko has served as executive vice president and chief investment officer of the PE-ARC advisor since its formation in December 2009. Mr. Budko has served as executive vice president and chief investment officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Budko has served as executive vice president, and until February 2011 as chief investment officer, of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Budko served as an executive officer of ARCT III, the ARCT III Advisor and the ARCT III property manager from their formation in October 2010 until the close of the ARCT III Merger in February 2013. Mr. Budko has served as an executive officer of BDCA and the BDCA advisor since their formation in May 2010 and June 2010, respectively. Mr. Budko has served as executive vice president and chief investment officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Budko also has been an executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Budko has served as executive vice president and chief investment officer of

ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Budko has served as the executive vice president of ARC HT II, the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012. Mr. Budko has served as the executive vice president of ARC RFT and the ARC RFT advisor since their formation in November 2012 and as president of ARC RFT and the ARC RFT advisor since January 2013. Mr. Budko was appointed as a director of ARC RFT in January 2013. Mr. Budko has served as the executive vice president and chief investment officer of ARCT V, the ARCT V adviser and the ARCT V property manager since their formation in January 2013. Mr. Budko has served as chief investment officer and a director of RCS Capital since February 2013. From January 2007 to July 2007, Mr. Budko was chief operating officer of an affiliated American Realty Capital real estate investment firm. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from 1997 – 2006. The Structured Asset Finance Group structures and invests in real estate that is net leased to corporate tenants. While at Wachovia, Mr. Budko acquired over $5 billion of net leased real estate assets. From 1987 – 1997, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the group in 1990. Mr. Budko received a B.A. in physics from the University of North Carolina.

Brian S. Block

Brian S. Block has been the executive vice president and chief financial officer of the Company since our formation in August 2010 and executive vice president and chief financial officer of the Manager since its formation in November 2010. Mr. Block has served as executive vice president and chief financial officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in 2007 through March 2012. Mr. Block has served as executive vice president and chief financial officer of NYRR since its formation in October 2009, and the NYRR property manager and the NYRR advisor since their formation in November 2009. Mr. Block has served as executive vice president and chief financial officer of the PE-ARC advisor since its formation in December 2009. Mr. Block has served as executive vice president and chief financial officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Block has served as executive vice president and chief financial officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Block served as an executive officer of ARCT III, the ARCT III Advisor and the ARCT III property manager from their formation in October 2010 until the close of the ARCT III Merger in February 2013. Mr. Block served as chief financial officer and treasurer of BDCA from its formation in May 2010 until February 2013, and has served as chief financial officer of the BDCA advisor from its formation in June 2010 until February 2013. Mr. Block has served as chief financial officer of ARC DNAV since its formation in September 2010. Mr. Block has served as executive vice president and chief financial officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Block also has been executive vice president and chief financial officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Block has served as the executive vice president and chief financial officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Block served as the executive vice president and chief financial officer of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Block has served as a chief financial officer and executive vice president of ARCT V, the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Block has served as chief financial officer, assistant secretary and a director of RCS Capital since February 2013. Mr. Block is responsible for the accounting, finance and reporting functions at the American Realty Capital group of companies. He has extensive experience in SEC reporting requirements, as well as REIT tax compliance matters. Mr. Block has been instrumental in developing the American Realty Capital group of companies’ infrastructure and positioning the organization for growth. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the chief financial officer of a venture capital-backed technology company for several years prior to joining AFRT in 2002. While at AFRT, Mr. Block served as senior vice president and chief accounting officer and oversaw the financial, administrative and reporting functions of the organization. Mr. Block discontinued working for AFRT in August 2007. He is a certified public accountant and is a member of the AICPA and PICPA.

Mr. Block serves on the REIT Committee of the Investment Program Association. Mr. Block received a B.S. from Albright College and an M.B.A. from La Salle University.

Brian D. Jones

Brian D. Jones has been the chief operating officer of the Company since February 2013. Mr. Jones served as chief financial officer and treasurer of ARCT from its internalization in March 2012 until the close of its merger with Realty Income Corporation in January 2013. Prior to ARCT’s internalization, Mr. Jones served as senior vice president, managing director and head of investment banking at RC Securities and ARC from September 2010 through February 2012. Prior to joining RC Securities and ARC, Mr. Jones was a director in the real estate investment banking group at Robert W. Baird & Co. from February 2008 through August 2010. From January 2005 through November 2007, Mr. Jones was an executive director in the real estate investment banking group at Morgan Stanley & Co. Prior to that, Mr. Jones worked in the real estate investment banking group at RBC Capital Markets from February 2004 through February 2005. From October 1997 through February 2001, Mr. Jones worked in the real estate investment banking group at PaineWebber. He also founded in February 2001 and operated through February 2004 an independent financial consulting firm focused on strategic advisory and private capital raising for real estate investment firms. From September 1990 to October 1997, Mr. Jones worked in the real estate tax advisory group at Coopers & Lybrand, LLP, where he was a manager focused on REIT and partnership tax structuring. He has more than 17 years of experience advising public and private real estate companies and executing a broad range of complex strategic and capital markets transactions, including approximately $9 billon of capital markets transactions, $10 billion of real estate acquisitions and dispositions and $35 billion of corporate mergers and acquisitions. Mr. Jones is a certified public accountant, licensed in California since 1993, and is a member of CSCPA, ULI and NAREIT. Mr. Jones also has Series 7, 24 and 63 licenses. Mr. Jones received a B.S. with honors in Agricultural and Managerial Economics from the University of California at Davis and an M.S. in Taxation from Golden State University.

William M. Kahane

Please see “Business Experience of Nominees” on pages 5 for biographical information about Mr. Kahane.

Leslie D. Michelson

Please see “Business Experience of Nominees” on pages 5 for biographical information about Mr. Michelson.

Edward G. Rendell

Please see “Business Experience of Nominees” on page 5 for biographical information about Governor Rendell.

Scott J. Bowman

Please see “Business Experience of Nominees” on pages 5 for biographical information about Mr. Bowman.

Walter P. Lomax, Jr.

Please see “Business Experience of Nominees” on page 5 for biographical information about Dr. Lomax.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2012:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
Edward M. Weil, Jr.(1)	—	—	—	—	—	—	—
William M. Kahane(1)(2)	—	—	—	—	—	—	—
Leslie D. Michelson(3)	18,750	38,970	—	—	—	—	57,720
Edward G. Rendell(2)(4)	33,750	—	—	—	—	—	33,750
Scott Bowman(2)	—	—	—	—	—	—	—
David Gong(5)	38,250	—	—	—	—	—	38,250
Walter P. Lomax, Jr.(6)	58,250	31,950	—	—	—	—	90,200
Robin A. Ferracone(7)	18,750	38,970	—	—	—	—	57,720

(1)	Messrs. Schorsch, Kahane, and Weil, who are executives of the Company, receive no additional compensation for serving as directors.
(2)	Messrs. Bowman, Rendell, and Kahane were appointed each to serve as a director of the Company, effective as of February 28, 2013.
(3)	Mr. Michelson earned fees in the amount of $54,250 for his services as a director during the fiscal year ended December 31, 2012 of which $18,750 were paid as of December 31, 2012. Mr. Michelson was appointed as a director on October 16, 2012.
(4)	Mr. Rendell earned fees in the amount of $33,000 for his services as a director during the fiscal year ended December 31, 2012. The payment of $33,750 represents $33,000 and $750 for services rendered during the year ended December 31, 2012 and 2011, respectively. Mr. Rendell resigned as a director on October 16, 2012 and was reappointed in February 2013.
(5)	Mr. Gong earned fees in the amount of $35,250 for his services as a director during the fiscal year ended December 31, 2012. The payment of $38,250 represents $35,250 and $3,000 for services rendered during the year ended December 31, 2012 and 2011, respectively. Mr. Gong resigned as a director on October 16, 2012.
(6)	Dr. Lomax earned fees in the amount of $90,750 for his services as a director during the fiscal year ended December 31, 2012. The payment of $58,250 represents $54,500 and $3,750 for services rendered during the year ended December 31, 2012 and 2011, respectively.
(7)	Ms. Ferracone earned fees in the amount of $54,750 for her services as a director during the fiscal year ended December 31, 2012. The payment of $18,750 represents $18,750 for services rendered during the year ended December 31, 2012. Ms. Ferracone was appointed as a director on October 16, 2012 and resigned in February 2013.

We pay to each of our independent directors an annual fee for his or her services of $30,000, payable in quarterly installments in conjunction with quarterly meetings of the Board of Directors, plus $2,000 for each board or board committee meeting the director attends in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting the director attends by telephone. If there is a meeting of the board and one or more committees in a single day, the fees are limited to $2,500 per day ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). Each of our non-executive directors may elect to forego receipt of all or any portion of the cash or equity compensation payable to them for service as one of our directors and direct that we pay such amounts to a charitable cause or institution designated by such director. We also reimburse directors for their travel expenses incurred in connection with their attendance at full board of directors and committee meetings. The Board of Directors also may approve the acquisition of real property and other related investments valued at $20,000,000 or less, and any portfolio of properties valued in the aggregate at $75,000,000 or less, via electronic board meetings whereby the directors cast their votes in favor of or against a proposed acquisition via email. The independent directors are entitled to receive $750 for each transaction reviewed and voted upon electronically with a maximum of $2,250 for three or more transactions reviewed and voted upon per electronic meeting.

We also will pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

•	$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or
•	$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

Each non-executive director is entitled to receive an award of 3,000 restricted shares of Common Stock on the date of appointment and at each annual stockholder’s meeting pursuant to the American Realty Capital Properties, Inc. Non-Executive Director Stock Plan (the “Director Stock Plan”). The awards of restricted stock granted under the Director Stock Plan vest ratably over a five-year period following the first anniversary of the date of grant in increments of 20% per annum, subject to the director’s continued service on our Board of Directors, and provide for “distribution equivalents” with respect to this restricted stock, whether or not vested, at the same time and in the same amounts as distributions are paid to our stockholders.

Share-Based Compensation

Director Stock Plan

We have adopted the Director Stock Plan, which provides for the issuance of restricted or unrestricted shares of our Common Stock or restricted stock units. The Director Stock Plan is intended, in part, to implement our program of non-executive director compensation. Please see “— Compensation of Directors” on page 18 for a description of our program of non-executive director compensation. We have authorized and reserved a total of 99,000 shares of Common Stock for issuance under the Director Stock Plan. Awards of restricted stock under the Director Stock Plan will vest ratably over a five-year period following the first anniversary of the date of grant in increments of 20% per annum, subject to the director’s continued service on our Board of Directors, and shall provide for “distribution equivalents” with respect to this restricted stock, whether or not vested, at the same time and in the same amounts as distributions are paid to our stockholders. If any awards under the Director Stock Plan are cancelled, forfeited or otherwise terminated, the shares that were subject to such award will be available for re-issuance under the Director Stock Plan. Shares issued under the Director Stock Plan may be authorized but unissued shares or shares that have been reacquired by us. In the event that the compensation committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Director Stock Plan, then the compensation committee will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; and (iii) the performance goals, if any, applicable to outstanding awards. In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the Director Stock Plan are intended to either be exempt from, or comply with, Section 409A of the Code.

Equity Plan

We have adopted the American Realty Capital Properties, Inc. Equity Plan (the “Equity Plan”), which provides for the grant of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards to the Manager, non-executive directors, officers and other employees and independent contractors, including employees or directors of the Manager and its affiliates who are providing services to us.

Concurrently with the closing of our initial public offering (“IPO”), we granted to the Manager 167,400 restricted shares of Manager’s Stock pursuant to our Equity Plan. Such shares have fully vested and have been converted into an equal number of shares of Common Stock. We also have reserved a total number of shares equal to 10.0% of the total number of issued and outstanding shares of Common Stock (on a fully diluted basis assuming the redemption of all limited partner units of the Company’s operating partnership (“OP Units”), ARC Properties Operating Partnership, L.P. (our “Operating Partnership”) for shares of Common Stock) at any time under the Equity Plan for equity incentive awards other than the initial grant to the Manager. All such awards of shares will vest ratably on an annual basis over a three-year period beginning on the first anniversary of the date of grant and shall provide for “distribution equivalents” with respect to this restricted stock, whether or not vested, at the same time and in the same amounts as distributions are paid to our stockholders.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 23, 2013, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

	Percentage of Common Stock
Name of Beneficial Owner(1)	Shares Owned(2)	Percentage(3)
Nicholas S. Schorsch(4)	1,431,853	*
William M. Kahane(5)	367,456	*
Brian S. Block(6)	74,373	*
Peter M. Budko(7)	378,680	*
Edward M. Weil, Jr.(8)	92,612	*
Brian D. Jones	21,586	*
Leslie D. Michelson(9)	3,000	*
Dr. Walter P. Lomax, Jr.	6,000	*
Scott J. Bowman(9)	11,610	*
Edward G. Rendell(9)	9,300	*
All directors and executive officers as a group	2,396,470	1.5%

*	Represents less than 1% of the shares of Common Stock outstanding.
(1)	The address for each of the persons named in this table is c/o American Realty Capital Properties, Inc., 405 Park Avenue, New York, New York 10022.
(2)	Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of Common Stock if that person has or shares voting power of investment power with respect to those shares, or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.
(3)	The total number of shares of Common Stock includes 154,940,679 shares outstanding as of April 23, 2013, which includes 6,000 shares of Common Stock granted to our four independent directors that are subject to certain vesting restrictions.
(4)	Includes 197,042 OP Units that are currently exchangeable for cash or, at the option of our Operating Partnership, shares of our Common Stock on a one-to-one basis. Excludes (i) 4,182,614 OP Units that will become exchangeable on February 28, 2014, (ii) 428,474 Class B Units in our Operating Partnership that are exchangeable into OP Units upon the satisfaction of certain conditions and (iii) and 8,241,101 LTIP Units (as defined below in “Certain Relationships and Related Transactions — Multi-Year Performance Plan”) held by the Manager that are earned and exchangeable as described below under the section “Certain Relationships and Related Transactions — Multi Year Performance Plan.” OP Units are exchangeable, except under certain limited circumstances, beginning one year from the date of issuance, which includes the holding period of any units that were converted into OP Units (e.g., Class B OP Units and LTIP Units) and have no expiration date.
(5)	Includes 10,800 shares held by AR Capital, LLC, of which Mr. Kahane is an equity holder and a manager and 41,902 OP Units that are currently exchangeable for cash or, at the option of our Operating Partnership, shares of our Common Stock on a one-to-one basis. Excludes (i) 889,451 OP Units that will become exchangeable on February 28, 2014, (ii) 91,117 Class B Units in our Operating Partnership that are exchangeable into OP Units upon the satisfaction of certain conditions and (iii) and 8,241,101 LTIP Units held by the Manager that are earned and exchangeable as described below under the section

“Certain Relationships and Related Transactions — Multi Year Performance Plan.” OP Units are exchangeable, except under certain limited circumstances, beginning one year from the date of issuance, which includes the holding period of any units that were converted into OP Units (e.g., Class B OP Units and LTIP Units) and have no expiration date.
(6)	Includes 9,325 OP Units that are currently exchangeable for cash or, at the option of our Operating Partnership, shares of our Common Stock on a one-to-one basis. Excludes (i) 197,931 OP Units that will become exchangeable on February 28, 2014, (ii) 57,363 Class B Units in our Operating Partnership that are exchangeable into OP Units upon the satisfaction of certain conditions and (iii) and 8,241,101 LTIP Units held by the Manager that are earned and exchangeable as described below under the section “Certain Relationships and Related Transactions — Multi Year Performance Plan.” OP Units are exchangeable, except under certain limited circumstances, beginning one year from the date of issuance, which includes the holding period of any units that were converted into OP Units (e.g., Class B OP Units and LTIP Units) and have no expiration date.
(7)	Includes 13,100 shares held by AR Capital, LLC, of which Mr. Budko is an equity holder, and 50,826 OP Units that are currently exchangeable for cash or, at the option of our Operating Partnership, shares of our Common Stock on a one-to-one basis. Excludes (i) 1,078,886 OP Units that will become exchangeable on February 28, 2014, (ii) 110,523 Class B Units in our Operating Partnership that are exchangeable into OP Units upon the satisfaction of certain conditions and (iii) and 8,241,101 LTIP Units held by the Manager that are earned and exchangeable as described below under the section “Certain Relationships and Related Transactions — Multi Year Performance Plan.” OP Units are exchangeable, except under certain limited circumstances, beginning one year from the date of issuance, which includes the holding period of any units that were converted into OP Units (e.g., Class B OP Units and LTIP Units) and have no expiration date.
(8)	Includes 10,905 OP Units that are currently exchangeable for cash or, at the option of our Operating Partnership, shares of our Common Stock on a one-to-one basis. Excludes (i) 753,441 OP Units that will become exchangeable on February 28, 2014, (ii) 23,713 Class B Units in our Operating Partnership that are exchangeable into OP Units upon the satisfaction of certain conditions and (iii) and 8,241,101 LTIP Units held by the Manager that are earned and exchangeable as described below under the section “Certain Relationships and Related Transactions — Multi Year Performance Plan.” OP Units are exchangeable, except under certain limited circumstances, beginning one year from the date of issuance, which includes the holding period of any units that were converted into OP Units (e.g., Class B OP Units and LTIP Units) and have no expiration date.
(9)	Includes 3,000 restricted shares which vest annually over a five-year period in equal installments beginning with the anniversary of the date of grant.
(10)	AR Capital, LLC is owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block, and Edward M. Weil, Jr., and controlled by Nicholas S. Schorsch and William M. Kahane.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

We are party to an amended and restated management agreement with the Manager, whereby the Manager manages our day-to-day operations. In return, we have agreed to pay the Manager an annual base management fee equal to 0.50% of the average unadjusted book value of our real estate assets for up to $3.0 billion and 0.40% of the average unadjusted book value of our real assets greater than $3.0 billion, in each case calculated and payable monthly in advance, and reimburse the Manager for all out of pocket costs actually incurred by the Manager related to us.

Our Manager uses the proceeds from its management fee in part to pay compensation to its officers and personnel who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us. The management fee is payable independent of the performance of our portfolio. Asset management fees of $1.0 million were incurred for the year ended December 31, 2012; however, the Manager elected to waive (not defer) such asset management fees, and the Manager will determine if a portion or all of such fees will be waived in subsequent periods on a quarter-to-quarter basis.

We also will pay the Manager an incentive fee with respect to each calendar quarter (or part thereof that the management agreement is in effect) in arrears. The incentive fee will be an amount, not less than zero, equal to the difference between (1) the product of (x) 20% and (y) the difference between (i) our Core Earnings (as defined below) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price per share of our Common Stock of all of our public offerings of Common Stock multiplied by the number of all shares of Common Stock outstanding (including any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under our equity incentive plans) in the previous 12-month period, and (B) 8% and (2) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters is greater than zero. No incentive fees were paid to the Manager in 2012.

Core Earnings is a non-generally accepted accounting principles (“GAAP”) measure and is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee, acquisition fees, financing fees, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and our independent directors and after approval by a majority of our independent directors.

Nicholas S. Schorsch, our chief executive officer and chairman of our Board of Directors, is the chief executive officer of the Manager. Edward M. Weil, Jr., our president and secretary, is the president, chief operating officer and secretary of the Manager. Peter M. Budko, our executive vice president and chief investment officer is the executive vice president and chief investment officer of the Manager. Brian S. Block, our executive vice president and chief financial officer, is the executive vice president and chief financial officer of the Manager.

The Manager is directly wholly owned by ARC. All the equity interests in ARC are owned by current officers and/or directors of the Company as follows: Nicholas S. Schorsch, our chairman and chief executive officer, and William M. Kahane, a director own a controlling interest in ARC, and each of Peter M. Budko, our chief investment officer, Brian S. Block, our chief financial officer and Edward M. Weil, Jr., our president, treasurer, secretary and officer are equity holders of ARC.

Multi-Year Performance Plan

We have entered into a 2013 Advisor Multi-Year Outperformance Agreement (the “OPP”) with our Operating Partnership and the Manager. Under the OPP, the Manager was granted 8,241,101 of target long term incentive plan units (“LTIP Units”) of the Operating Partnership which will be earned or forfeited based on the level of achievement of the performance metrics under the OPP. The performance period under the OPP commenced on December 11, 2012 and will end on December 31, 2015, with interim measurement periods ending on December 31, 2013 and 2014. Any LTIP Units earned under the OPP will vest .333 on each of December 31, 2015, 2016 and 2017 and within 30 days following each vesting date, the Manager will be entitled to convert an LTIP Unit into an OP Unit. In addition, the final OPP provides for accelerated earning and vesting of LTIP Units if the Manager is terminated or if we experience a change in control. The Manager will be entitled to receive a tax gross-up in the event that any amounts paid to it under the OPP constitute “parachute payments” as defined in Section 280G of the Code.

The Manager is directly wholly owned by ARC. For the ownership interests of the Company’s officers and directors in ARC, see “— Management Agreement” above.

Acquisition and Capital Services Agreement

The Company was party to an acquisition and capital services agreement with ARC, which terminated on February 28, 2013. Pursuant to this agreement, the Manager was provided with access to, among other things, ARC’s portfolio management, asset valuation, risk management and asset management services, as well as administration services addressing legal, compliance, investor relations and information technologies necessary for the performance of the Manager’s duties in exchange for the Company paying ARC the following fees and expense reimbursements:

•	an acquisition fee equal to 1.0% of the contract purchase price (including assumed indebtedness) of each property we acquire which is originated by ARC;
•	a financing fee equal to 0.75% of the amount available under any secured mortgage financing or refinancing that we obtain and use for the acquisition of properties that is arranged by ARC;
•	reimbursement for all out of pocket costs actually incurred by ARC related to us. Those reimbursements were made in cash on a monthly basis following the end of each month.

Total acquisition and financing fees incurred for the year ended December 31, 2012 were $2.4 million and $0.8 million, respectively. Through December 31, 2012, we incurred from ARC $0.1 million of other expense reimbursements.

The Manager is directly wholly owned by ARC. For the ownership interests of the Company’s officers and directors in ARC, see “— Management Agreement” above.

Tax Protection Agreement

We are party to a tax protection agreement with ARC Real Estate Partners, LLC (the “Contributor”), an affiliate of ARC, which contributed its 100% indirect ownership interests in 63 of our properties to our Operating Partnership in the formation transactions related to our IPO. Pursuant to the tax protection agreement, we have agreed to indemnify the Contributor for its tax liabilities (plus an additional amount equal to the taxes incurred as a result of such indemnity payment) attributable to its built-in gain, as of the closing of the formation transactions, with respect to its interests in the contributed properties (other than two vacant properties contributed), if we sell, convey, transfer or otherwise dispose of all or any portion of these interests in a taxable transaction on or prior to September 6, 2021. The sole and exclusive rights and remedies of the Contributor under the tax protection agreement will be a claim against our Operating Partnership for the Contributor’s tax liabilities as calculated in the tax protection agreement, and the Contributor shall not be entitled to pursue a claim for specific performance or bring a claim against any person that acquires a protected party from our Operating Partnership in violation of the tax protection agreement. For the ownership interests of the Company’s officers and directors in ARC, see “— Management Agreement” above.

Indemnification

ARC had provided customary guarantees of certain exceptions to the non-recourse provisions typically included in mortgage loans, such as fraud, misrepresentation of a material fact, misappropriation, material waste of the property, failure to deliver insurance or condemnation proceeds or awards or any security deposit to the lender, gross negligence, willful misconduct or criminal acts negatively impacting the property, filing for bankruptcy, and violation of any transfer covenants. We assumed these guarantees or otherwise became liable for them as of the closing of, and in connection with, the formation transactions in connection with the IPO. In connection with the assumption of a loan related to our property leased by us to Home Depot, we have agreed to indemnify ARC and our principals from any liability (contingent or otherwise) in respect of the $13.9 million mortgage, as of December 31, 2012, secured by our property leased to Home Depot. Our indemnification in respect of these non-recourse carve-out guarantees is effective as of the closing of the formation transactions and does not apply to actions prior to the closing of the formation transactions.

Administrative Support Agreement

The Company, at no cost to itself, had entered into an administrative support agreement with ARC, which expired in accordance with its terms on September 6, 2012. Under this agreement, ARC had agreed to pay or reimburse us for our general and administrative expenses, including, without limitation, legal fees, audit fees, board of director fees, insurance, marketing and investor relation fees, until September 6, 2012, which was one year after the closing of our IPO, to the extent the amount of our adjusted funds from operations (“AFFO”) was less than the amount of distributions declared by us in respect of our OP Units during such one year period. The amounts paid by ARC pursuant to this agreement are not subject to reimbursement by us. $164,000 in fees were incurred under the Administrative Support Agreement in 2012. For the ownership interests of the Company’s officers and directors in ARC, see “— Management Agreement” above.

Acquisition of ARCT III

On February 28, 2013, the Company acquired ARCT III pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 14, 2012, by and among ARCP, ARCT III, Tiger Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP, the ARCT III operating partnership and our Operating Partnership. In addition, pursuant to the Merger Agreement, the ARCT III operating partnership completed its merger with and into our Operating Partnership, with our Operating Partnership being the surviving entity (the “Partnership Merger”).

In connection with the consummation of the ARCT III Merger and the Partnership Merger, ARC and certain entities directly or indirectly owned by ARC at the time received the following amounts from the Company or its subsidiary:

Recipient	Description	Amount
American Realty Capital Advisors III, LLC	Sale of certain furniture, fixtures, equipment and other assets and reimbursement of certain costs, pursuant to an Asset Purchase and Sale Agreement	$5,800,000
ARC Advisory Services, LLC	Provision of legal support services prior to the date of the ARCT III Merger Agreement pursuant to a Legal Services Reimbursement Agreement	$500,000
Realty Capital Securities, LLC and ARC Advisory Services, LLC	Retention as non-exclusive financial advisor and information agent, respectively, to the Company in connection with the ARCT III Merger, pursuant to a Letter Agreement	$640,000
ARC Advisory Services, LLC	Provision of certain transition services in connection with the ARCT III Merger Agreement, pursuant to a Transition Services Agreement	$2,000,000

In addition, on February 28, 2013, our Operating Partnership entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) with the ARCT III operating partnership and American Realty Capital Trust III Special Limited Partner, LLC (the “Special Limited Partner”), the holder of the special limited partner interest (the “SLP Interest”) in the ARCT III operating partnership. The SLP Interest entitles the Special Limited Partner to receive certain distributions from the ARCT III operating partnership, including a subordinated distribution of net sales proceeds resulting from an “investment liquidity event” (as defined in the agreement of limited partnership of the ARCT III operating partnership). The ARCT III Merger constitutes an “investment liquidity event,” as a result of which the Special Limited Partner, in connection with management’s successful attainment of a 6% performance hurdle and the return to ARCT III’s stockholders of $557.3 million in addition to their initial investment, was entitled to receive a subordinated distribution of net sales proceeds from the ARCT III operating partnership in an amount equal to approximately $98.4 million (the “Subordinated Distribution Amount”). Pursuant to the Contribution and Exchange Agreement, the Special Limited Partner contributed its SLP Interest (with a value equal to the Subordinated Distribution Amount), together with $750,000 in cash, to the ARCT III operating partnership in exchange for an amount of common units of equity ownership of the ARCT III operating partnership equivalent to 7,318,356 common units of equity ownership of our Operating Partnership, which were automatically converted into such OP Units upon consummation of the Partnership Merger. ARC directly or indirectly wholly owns the Special Limited Partner. For the ownership interests of the Company’s officers and directors in ARC, see “— Management Agreement” above.

Certain Conflict Resolution Procedures

Transactions with ARC.  In order to avoid any actual or perceived conflicts of interest between the Manager, ARC, any of their affiliates or any investment vehicle sponsored or managed by ARC or any of its affiliates, which we refer to as the ARC parties, and us, the approval of a majority of our independent directors will be required to approve (i) any purchase of our assets by any of the affiliated parties, and (ii) any purchase by us of any assets of any of the affiliated parties.

Limitations on Personal Investments.  Our Board of Directors has adopted a policy with respect to any proposed investments by our directors or officers or the officers of the Manager, which we refer to as the covered persons, in our target properties. This policy provides that any proposed investment by a covered person for his or her own account in any of our target properties will be permitted if the capital required for the investment does not exceed the lesser of (i) $5 million, or (ii) 1% of our total stockholders’ equity as of the most recent month end, or the personal investment limit. To the extent that a proposed investment exceeds the personal investment limit, our Board of Directors will only permit the covered person to make the investment (i) upon the approval of the disinterested directors, or (ii) if the proposed investment otherwise complies with the terms of any other related party transaction policy our Board of Directors may adopt in the future.

Lease Transactions.  In the event we are competing with another property controlled by ARC, or controlled by a present or future REIT or fund managed by ARC, for a lease from the same tenant, the management agreement requires our Manager to advise our independent directors of this potential conflict. After being advised of this potential conflict, our independent directors will determine if the potential lease is in our best interests and, if so, our independent directors (and not our Manager) will take responsibility for negotiating the lease with the potential tenant.

Operating Partnership.  We have adopted policies that are designed to eliminate or minimize certain potential conflicts of interest, and the limited partners of our Operating Partnership have agreed that in the event of a conflict between the duties owed by our directors to the Company and the Company’s duties, in its capacity as the general partner of our Operating Partnership, to such limited partners, we are under no obligation to give priority to the interests of such limited partners.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed Grant Thornton as our independent registered public accounting firm to audit our consolidated financial statements for 2013. Grant Thornton has audited our consolidated financial statements since March 21, 2011. Although ratification by stockholders is not required by law or by our bylaws, the audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests the Company and its stockholders. If our stockholders do not ratify the appointment of Grant Thornton, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

A representative of Grant Thornton will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the ratification of the appointment of the independent auditor. If you do not wish your shares to be voted for such ratification, please vote “AGAINST” or “ABSTAIN” on the appropriate question on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. The appointment of the independent auditor will be ratified if a majority of votes cast at the Annual Meeting vote “FOR” such ratification, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Fees

Aggregate fees for professional services rendered by Grant Thornton for the years ended December 31, 2012 and 2011 were as follows:

Audit Fees

Audit fees billed were $296,082 and $411,310 for the fiscal years ended December 31, 2012 and 2011, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements and for reviews of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Audit Related Fees

There were no audit related fees billed for the fiscal years ended December 31, 2012 and 2011.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2012 and 2011.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2012 or December 31, 2011.

The aggregate fees billed by the independent auditor for the fiscal years ended December 31, 2012 and 2011 were $296,082 and $411,310, respectively.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as amended, as well as the American Institute of Certified Public Accountants (“AICPA”). All services rendered by Grant Thornton were pre-approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDER VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2012. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Properties, Inc.:

We have reviewed and discussed with management American Realty Capital Properties, Inc.’s audited financial statements as of and for the year ended December 31, 2012.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Properties, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee

Leslie D. Michelson (Chairman)
Edward G. Rendell
Scott J. Bowman
Walter P. Lomax, Jr.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers and directors of the Company, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied, except for Form 4’s filed on March 18, 2013 for each of Nicholas S. Schorsch, Peter M, Budko, Edward M. Weil, Jr., Brian S. Block and ARC.

CODE OF ETHICS

The Board of Directors has adopted an amended and restated code of business conduct and ethics effective as of July 30, 2012 (the “Code of Ethics”) that applies to our officers and directors and to the Manager’s officers, and any personnel of ARC or its affiliates, when such individuals are acting for or on the Company’s behalf. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and
•	accountability for adherence to the code.

The Code of Ethics is available on the Company’s website at http://www.arcpreit.com under “Investor Relations — Governance Documents” by clicking on “Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Edward M. Weil. A waiver of the Code of Ethics for our executive officers or directors may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law or NASDAQ regulations.

COMPENSATION COMMITTEE REPORT

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Leslie D. Michelson
Edward G. Rendell
Scott J. Bowman
Walter P. Lomax, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company established a compensation committee on July 6, 2011. The current members of the compensation committee are Leslie D. Michelson, Edward G. Rendell, Scott J. Bowman and Walter P. Lomax, Jr. None of these persons has at any time served as an officer or employee of the Company. None of these persons had any relationships with the Company requiring disclosure under applicable rules and regulations of the SEC.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2013 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2014 annual stockholders’ meeting, the proposal must be received at our principal executive offices no later than 5:00 p.m., Eastern Time, on December 31, 2013. Any stockholder proposal not received by the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2014 annual stockholders’ meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning at 5:00 p.m., Eastern Time, on December 1, 2013 and ending at 5:00 p.m., Eastern Time, on December 31, 2013 and must contain information specified in our bylaws, including:

1.	as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) of the Exchange Act;
2.	as to any other business that the stockholder proposes to bring before the meeting:
•	a description of the business to be brought before the meeting;
•	the proposing stockholder’s reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, individually or in the aggregate, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person
•	the class, series and number of all shares of stock or other securities of the Company or any affiliate thereof (collectively, “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Persons, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; and
•	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by the proposing stockholder, Proposed Nominee or Stockholder Associated Person; and

•	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or benefit of changes in the price of (I) Company Securities, or (II) any security of any entity that was listed in the “Peer Group” in the stock performance graph in the most recent annual report to security holders of the Company (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person, or (y) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and
•	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Company), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series.
4.	as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (2) or (3) above, and any Proposed Nominee:
•	the name and address of the proposing stockholder, as they appear on the Company’s stock ledger, and current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee; and
•	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and
5.	the name and address of any person who contacted or was contacted by the proposing stockholder or any Stockholder Associated Person about the Proposed Nominee or other business proposed prior to the date of the proposing stockholder’s notice; and
6.	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the Proposed Nominee for election or reelection as a director or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person acting in concert with the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder (other than a stockholder that is a depositary), and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common by, or is control with such Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022, Attention: Edward M. Weil (telephone: (212) 415-6500).

By Order of the Board of Directors,
/s/ Edward M. Weil, Jr. Edward M. Weil, Jr. President, Treasurer and Secretary

AMERICAN REALTY CAPITAL PROPERTIES, INC.
405 PARK AVE., 15TH FLOOR
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors
   Nominees

01 Nicholas S. Schorsch 02 Edward M. Weil, Jr. 03 William M. Kahane 04 Leslie D. Michelson 05 Edward G. Rendell
06 Scott J. Bowman 07 Walter P. Lomax, Jr.

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditor for 2013	☐	☐	☐

NOTE: Other business may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000179152_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

AMERICAN REALTY CAPITAL PROPERTIES, INC.
Annual Meeting of Shareholders
June 4, 2013 - 3:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edward M. Weil, Jr. and Brian S. Block, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Properties, Inc. (the "Company") to be held at the W New York, 541 Lexington Avenue, New York, NY 10022, at 3:00 p.m. (local time) on Tuesday, June 4, 2013, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

0000179152_2 R1.0.0.51160

Continued and to be signed on reverse side